SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

----------------

FORM 8-K

----------------

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 6, 2006

EP GLOBAL COMMUNICATIONS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                   Delaware                                 000-28223                            14-1818396

 (STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)     (IRS EMPLOYEE INCORPORATION OR ORGANIZATION)                                          IDENTIFICATION NO.)

C/O Exceptional Parent, 551 Main Street, Johnstown, PA  15901

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(814) 361-3860

(ISSUER TELEPHONE NUMBER)

(FORMER NAME AND ADDRESS)

===============================================================

FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 6, 2006, Massachusetts Mutual Life Insurance Company (MassMutual) renewed its annual sponsorship with EP Global Communications, Inc. by supporting the EP Disability Awareness Nights (DAN) program in 2007. MassMutual has also committed to acquiring over 100 Vemics/EPLiveOnLine Interactive TV Quality Systems for use in throughout its Corporate and Agency Network and in support of its SpecialCare program. Vemics stands for Visually Enhanced Multi-Point Interactive Communications System.

MassMutual, in conjunction with EP, has sponsored Disability Awareness Nights at Major and Minor League ballparks across the country since the program’s inception in 2002. In addition to honoring local champions of people with special needs, the national campaign continues to draw attention to the 54 million Americans with disabilities and other special needs and their caregivers.  In the 2006 season alone MassMutual sponsored 36 DAN events at Major and Minor League ballparks through the nation reaching thousands of people with disabilities and the organizations and professional medical societies who are involved in their care and development.  In addition, MassMutual has been a champion and sponsor of the Annual Hall of Fame Baseball Game at Cooperstown each year at which the Company honors service men and women who have sustained disabilities as a result of combat operations in theatres of conflict around the world, particularly Iraq and Afghanistan.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

99.

    Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EP GLOBAL COMMUNICATIONS, INC.

                                    By: /s/ Joseph M.  Valenzano, Jr

                                            --------------------------

                                            Joseph M. Valenzano, Jr.

                                            President, CEO

Dated: December 6, 2006